UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)August 29, 2006

MTS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-2382	41-0908057
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14000 Technology Drive Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 937-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On August 29, 2006, the Board of Directors of MTS Systems Corporation (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) for each of its directors and executive officers. Effective August 30, 2006, the Company entered into a separate Indemnification Agreement with each of its directors, Jean-Lou Chameau, Merlin E. Dewing, Brendan C. Hegarty, Lois M. Martin, Barb J. Samardzich and Linda Hall Whitman, and with each of its executive officers, Sidney W. Emery, Jr., Laura B. Hamilton, Joachim Hellwig, Susan E. Knight and Kathleen M. Staby. The Company may from time to time enter into addition indemnification agreements with future directors and executive officers of the Company.

Each of the Indemnification Agreements provides, subject to certain exceptions, that the Company will indemnify and hold harmless the directors and executive officers subject to the Indemnification Agreements to the maximum extent then authorized or permitted by the provisions of the Company’s Amended and Restated Articles of Incorporation, its Bylaws and the Minnesota Business Corporation Act or any other applicable law in effect on the date of the agreement and to any greater extent that applicable law may in the future from time to time permit. The Company believes that the Indemnification Agreements are necessary to attract and retain qualified persons to serve as directors and executive officers and is not presently aware of any claims that might give rise to payments under the Indemnification Agreements. The description of the Indemnification Agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement filed as Exhibit 10.1 hereto.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 29, 2006, the Company’s Board of Directors amended Sections 1, 3 and 4 of Article I of its Bylaws in order to facilitate postponements and adjournments of meetings of shareholders and added a new Section 10 to Article II to require shareholders to provide advance notice of an intention to nominate a person for election as a director at a shareholders’ meeting. The amendments became effective upon adoption on August 29, 2006. The description of the amendments to the Bylaws set forth in this Item 5.03 is not complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended, filed as Exhibit 3.1 hereto.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 3.1 – Bylaws of the Company, as amended.

Exhibit 10.1 – Form of Indemnification Agreement between the Company and each of its directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: September 1, 2006	By:	/s/ SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION

FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Bylaws of the Company, as amended.
10.1	Form of Indemnification Agreement between the Company and each of its directors and executive officers.